                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 27, 2004
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                 0-19557             36-3777824
     ----------------------------  -----------------  --------------------------
     (State or other jurisdiction     (Commission          (IRS Employer
           of incorporation)          File Number)      Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                         ------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 27, 2004, the Company announced that it is releasing over 200 employees in its domestic operations, reducing annualized expenses by $11 million.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2004

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director